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                                                                          Page 1
                                                     July 16, 1999



Insight Communications Company, L.P.
126 East 56th Street, 33rd Floor
New York, NY  10022
Attention: Michael S. Willner

Dear Michael:

                  Reference is hereby made to that certain letter agreement (the "Letter Agreement") and Securityholders Agreement (the "Securityholders Agreement" and, together with the Letter Agreement, the "Prior Agreements") each dated May 11, 1999 among the parties listed below as signatories to this letter. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Letter Agreement. By signing this letter below, the parties hereby agree as follows:

         1. By its execution below, Insight hereby joins as a party to the Letter Agreement and agrees to be bound by the terms and provisions thereof. The other parties hereto hereby consent to such joinder of the Letter Agreement by Insight.

         2. The first sentence of paragraph 2 of the Letter Agreement is hereby modified to the extent that the shares of Common Stock will be issued by Insight directly to the holders of Class B Units of the Partnership, rather than being distributed by the Partnership to such holders.

         3. Paragraph 4 of the Letter Agreement is hereby amended by deleting the words "three percent (3%)" and inserting in lieu thereof the words "six percent (6%)".

         4. Section 1.4 of the Securityholders Agreement contemplates modification of Exhibit A thereto immediately prior to the closing of the IPO. Accordingly, Exhibit A hereto shall modify and supersede the existing said Exhibit A to the Securityholders Agreement. As the Securityholders Agreement reflects the persons listed on said Exhibit A as parties to the Securityholders Agreement, the attached Exhibit A has been signed by each of such persons who thereby join as party to the Securityholders Agreement and agree to be bound by the terms and provisions thereof. The other parties hereto hereby consent to such joinder of the Securityholders Agreement by such persons.

         5. Section 1.2(d) of the Securityholders Agreement is hereby amended by inserting the following immediately prior to the period at the end thereof: "; and the Company shall have filed on the closing date of the IPO with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit B, and
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                                                                          Page 2

the Company may not amend the provisions of Article Nine or the provisions of Sections 5.2 or 5.3 thereof without the prior written consent of Vestar." The Securityholders Agreement is hereby further amended to attach Exhibit B hereto as said Exhibit B to the Securityholders Agreement.

         6. The parties understand that in connection with the exchange of shares of Common Stock for Class B Units contemplated by the Letter Agreement, Vestar and certain other parties hereto (collectively, the "H-S-R Filers") have made certain filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Act"). Any shares of Common Stock to be issued to an H-S-R Filer pursuant to the exchange shall be held by Insight until such time as (i) such H-S-R Filer or its counsel notifies you of its reasonable satisfaction that such H-S-R Filer's acquisition of shares of Common Stock (the "Shares") is not reportable under the Act, (ii) the applicable waiting period(s) under the Act have expired or been terminated without the entry of any order, decree or injunction (an "Order") that prohibits such H-S-R Filer from holding the Shares, or (iii) such an Order has been entered and such H-S-R Filer has made arrangements to dispose of the Shares in accordance therewith. Pending the occurrence of one of the events referred to in the preceding sentence, (a) an H-S-R Filer will not be permitted to exercise any right of ownership in respect of the Shares (including without limitation the right to vote the Shares), with Vestar's rights under Article II of the Securityholders Agreement to be inoperative and of no force and effect, and (b) any and all dividends or other distributions in respect of the Shares will be held by Insight for the benefit of such H-S-R Filer and will be distributed to such H-S-R Filer upon the occurrence of one of the events referred to in the preceding sentence. Notwithstanding the foregoing, an H-S-R Filer or its counsel may notify Insight of its reasonable satisfaction that such H-S-R Filer's acquisition of a specified portion of the Shares is not reportable under the Act, in which event such H-S-R Filer may arrange with Insight for the release of the specified portion of the Shares.

         7. Except as so modified, the terms and provisions of the Prior Agreement shall remain unchanged and shall continue to be in full force and effect.

         8. This letter agreement will be governed by the laws of the State of New York, without regard to conflict principles.

         9. This letter agreement may be executed in any number of counterparts each of which shall be an original, and all of which shall constitute one and the same instrument.


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                            [SIGNATURE PAGE FOLLOWS]



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                  The parties hereto have caused this letter agreement to be duly authorized and executed below as evidence of their agreement to be bound by the terms of this letter agreement.

INSIGHT COMMUNICATIONS COMPANY, INC.



                                                                             By:
    Name:
    Title:


INSIGHT COMMUNICATIONS COMPANY, L.P.

By:               ICC Associates, L.P.
Its:              General Partner

By:               Insight Communications, Inc.
Its:              General Partner



                                                                             By:
    Name:
    Title:


VESTAR CAPITAL PARTNERS III, L.P.

By:      Vestar Associates III, L.P.
Its:     General Partner

By:      Vestar Associates Corporation III
Its:     General Partner



                                                                             By:
    Name:
    Title:




                                Sidney R. Knafel

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                                                                          Page 4




                               Michael S. Willner




                                  Kim D. Kelly


SANDLER CAPITAL PARTNERS IV, L.P.

By:               Sandler Investment Partners, L.P.,
                  its sole general partner

By:               Sandler Capital Management,
                  its sole general partner

By:               MJDM Corp.,
                  its general partner



                                                                             By:
    Name:         Edward Grinacoff
    Title:        President


SANDLER CAPITAL PARTNERS IV FTE, L.P.

By:               Sandler Investment Partners, L.P.,
                  its sole general partner

By:               Sandler Capital Management,
                  its sole general partner

By:               MJDM Corp.,
                  its general partner

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                                                                          Page 5

                                                                             By:
    Name:         Edward Grinacoff
    Title:        President





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                                    EXHIBIT A

Name                                     No. of Shares       Signature

SENIOR MANAGEMENT SECURITYHOLDERS

Sidney R. Knafel...................                          -------------------
Michael S. Willner.................                          -------------------
Kim D. Kelly.......................                          -------------------
James S. Marcus....................                          -------------------
Steven E. Sklar....................                          -------------------
James A. Stewart...................                          -------------------
E. Scott Cooley....................                          -------------------
Pamela Euler Halling...............                          -------------------
Charles E. Dietz...................                          -------------------
Daniel Mannino.....................                          -------------------
Gregory B. Graff...................                          -------------------
Colleen Quinn......................                          -------------------
William Gilbert....................                          -------------------
Susane Newell......................                          -------------------
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                                                                          Page 7

Elizabeth Grier....................                          -------------------

                              EXHIBIT A (CONTINUED)

Judy Poole.........................                          -------------------
Mary E. Rhodes.....................                          -------------------
Heather Wright.....................                          -------------------
Laurie Urias Gehris................                          -------------------

Robert L. Winikoff, Trustee of the Matthew

 S. Willner 1998 Trust U/A 11/2/98


Robert L. Winikoff, Trustee of the Danielle

 A. Willner 1998 Trust U/A 11/2/98

KNAFEL ENTITIES:

ICI Communications, Inc..................                    -------------------

The Estate of Susan R. Knafel ...........                    -------------------

Andrew G. Knafel ........................                    -------------------

Andrew G. Knafel, Joshua Rubenstein and William L.
 Scherlis, Trustees U/A 11/6/83 FBO Douglas R. Knafel.       -------------------

Andrew G. Knafel, Joshua Rubenstein and William L.
 Scherlis, Trustees U/A 9/13/78 FBO Andrew G. Knafel.        -------------------

Andrew G. Knafel, Joshua Rubenstein and William L.
 Scherlis, Trustees U/A 9/13/78 FBO Douglas R. Knafel.       -------------------

Andrew G. Knafel, Joshua Rubenstein and William L.
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                                                                          Page 8

 Scherlis, Trustees U/A 7/16/76 FBO Andrew G. and
 Douglas Knafel..........................                    -------------------